                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Ibis Technology Corporation:



We consent to the use of our report incorporated herein by reference in the Form S-8 filing.





                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG PEAT MARWICK LLP





Boston, Massachusetts
January 30, 1998